UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2010 (February 26, 2010)

AVALON HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14105	34-1863889
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

One American Way, Warren, Ohio 44484

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 856-8800

(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

AVALON HOLDINGS CORPORATION

Cross Reference Sheet showing location in Current Report of Information Required Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

	Current Report Item	Caption in Current Report

Section 1	Registrant’s Business and Operations
Item 1.01	Entry Into a Material Definitive Agreement	Not Applicable
Item 1.02	Termination of a Material Definitive Agreement	Not Applicable
Item 1.03	Bankruptcy or Receivership	Not Applicable

Section 2	Financial Information
Item 2.01	Completion of Acquisition or Disposition of Assets	Not Applicable
Item 2.02	Results of Operations and Financial Condition	Not Applicable
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	Not Applicable
Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement	Not Applicable
Item 2.05	Costs Associated with Exit or Disposal Activities	Not Applicable
Item 2.06	Material Impairments	Not Applicable

Section 3	Securities and Trading Markets
Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing	Not Applicable
Item 3.02	Unregistered Sales of Equity Securities	Not Applicable
Item 3.03	Material Modification to Rights of Security Holders	Not Applicable

Section 4	Matters Related to Accountants and Financial Statements
Item 4.01	Changes in Registrant’s Certifying Accountant	Not Applicable
Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review	Not Applicable

Section 5	Corporate Governance and Management
Item 5.01	Changes in Control of Registrant	Not Applicable
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	Appointment of New Chief Executive Officer
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	Amendment to separate Positions Chairman of the Board and Chief Executive Officer & update descriptions

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans	Not Applicable
Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics	Not Applicable

	Current Report Item	Caption in Current Report

Section 6	[Reserved]

Section 7	Regulation FD
Item 7.01	Regulation RD Disclosure	Not Applicable

Section 8	Other Events
Item 8.01	Other Events	Not Applicable

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits	Exhibits

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

On February 26, 2010, the Board of Directors, pursuant to the Company’s corporate bylaws, increased the size of the Board from five members to six members.

The Board of Directors of Avalon Holdings Corporation (“Avalon”) then approved the appointment of Steven M. Berry as President and Chief Executive Officer effective March 1, 2010. The Board then elected Mr. Berry as a director, effective the same date. The Company issued a press release on March 1, 2010, announcing Mr. Berry’s appointment. A copy of the press release is attached hereto as Exhibit 99.1.

In addition, effective March 1, 2010, the Board of Directors granted the following stock options under the Company’s 2009 Long-Term Incentive Plan. Such options will vest over five years:

Name	Position	Options Granted

Steven M. Berry	President and Chief Executive Officer	450,000
Kenneth J. McMahon	Chief Executive Officer,
	American Waste Management Services, Inc.	150,000
Stephen L. Gordon	Director	90,000
Kurtis D. Gramley	Director	90,000

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 26, 2010, the Board approved amendments to the Company’s Code of Regulations, Article IV – Officers, effective February 26, 2010. The Board of Directors adopted a resolution to approve a change in the description of the positions of Chairman of the Board and the President. The change has the effect of separating the positions of Chairman of the Board and Chief Executive Officer.

Article IV – Officers of the Code of Regulations, as amended, is filed as Exhibit 3.2 hereto.

ITEM 9.01	Financial Statements and Exhibits

Exhibit Number

Exhibit 3.2	Article IV – Officers of the Code of Regulations, as amended, February 26, 2010

Exhibit 99.1	Press release dated March 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON HOLDINGS CORPORATION
(Registrant)

/s/ Timothy C. Coxson
By:	Timothy C. Coxson
Chief Financial Officer and Treasurer

DATED: March 1, 2010

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